Fair value measurements - level 3 roll (Details) (Contingent Consideration Classified as Equity [Member], Fair Value, Inputs, Level 3 [Member], USD $) In Millions, unless otherwise specified	3 Months Ended
	Sep. 27, 2014	Sep. 28, 2013
Contingent Consideration Classified as Equity [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Level 3 rollforward beginning balance	$ 17.4	$ 22.2
Net unrealized investment gains (losses) and net change in unrealized appreciation (depreciation) included in net income (loss)	0	0
Net change in unrealized appreciation (depreciation) included in other comprehensive income (loss)	0	0
Purchases or additions	0	0
Sales	0	0
Settlements	(5.0)	0
Level 3 rollforward ending balance	$ 12.4	$ 22.2